WORLDWIDE
DOLLARVEST
FUND, INC.








FUND LOGO








Semi-Annual Report

May 31, 1997




The Fund is leveraged to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report, including the financial information herein, is transmitted to the shareholders of Worldwide DollarVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.















Worldwide DollarVest
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



WORLDWIDE DOLLARVEST FUND, INC.


The Benefits and
Risks of
Leveraging


The Fund is authorized to utilize leverage in an amount up to 33 1/3% of the Fund's total assets (including the amount obtained from the leverage).

The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher-yielding portfolio invest-ments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock net asset value will reflect the full decline in the entire portfolio holdings therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



DEAR SHAREHOLDER


Investment Results
For the six-month period ended May 31, 1997, total investment return for Worldwide DollarVest Fund, Inc. was +6.77%, based on a change in per share net asset value from $18.01 to $16.04, and assuming reinvestment of $2.400 per share income dividends and $0.445 per share capital gains distributions. During the same period, the Fund earned $0.632 per share income dividends, representing a net annualized yield of 7.90%, based on a month-end per share net asset value of $16.04.

Investment Environment
With the unmanaged J.P. Morgan Emerging Markets Sovereign Index at an all-time high, we believe that the emerging bond markets are fully valued. While there has been substantial progress on the reform front, the major Latin countries had to increase their borrowings during the past two years to help them deal with the economic slowdown which resulted from the Mexican peso crisis. While economic growth has been re-established in the region, debt service and other credit ratios are less favorable today than during the previous Index high established in January 1994. While we believe that continued economic growth coupled with reforms will improve debt service and other credit ratios in the medium term, we believe that current price levels more than adequately reflect our optimism. Emerging market assets of similar duration are trading at spread parity with the US high yield market. We believe that this is an indication of a bull market excess and as such we do not find value in these assets at this time.

Our concern in the near term is the liquidity driven exuberance of global markets and the complacency of investors toward a US economy which is growing above historical trend in a tight labor market. We are also in the midst of a currency crisis which has resulted in devaluations in Thailand, the Philippines and the Czech Republic. We believe that these external risks will dominate investor sentiment in the emerging markets.

Very low interest rates in Japan led to a liquidity boom as money flowed from Japan to global markets and resulted in the inflation of financial assets. This inflation is evidenced by record highs in most global equity markets and historically tight spreads in credit markets. This scenario prompted Federal Reserve Board (FRB) Chairman Alan Greenspan to make his "irrational exuberance" speech in December 1996. Investors reacted negatively to his speech initially but soon shrugged off his warning and markets proceeded to rally. This complacency was a characteristic of our markets for the past six months.

The euphoria and complacency of 1997 are very similar to our experience in 1994, when there was abundant liquidity financed by very low interest rates in the United States. At that time, investors were sanguine about the US interest rate outlook until after a second FRB tightening. The major sell off took place when it became evident that the economy was not responding to the higher interest rates and that the FRB would have to continue in a tightening mode. In our view, this scenario could repeat itself in 1997.

Based on our defensive view on the US bond market and the lack of value in emerging market securities, we raised cash levels substantially during the quarter with a view to shift out of long-term exposure into a mixture of short-term exposure in emerging markets where we see relative value and short-term US Treasury issues for safety. Our effort in adding short-term emerging market exposure was slow and deliberate for two reasons. First, short-term credit product is in short supply as is usually the case at the top of bull markets and second, we are redoubling our credit effort to ensure the credit quality of these short-term assets.

Despite our near-term concerns, our longer-term view on emerging markets remains very constructive. Fundamentals will continue to improve as fiscal and structural reforms continue to be implemented. Although periods of volatility are inevitable in emerging markets, over the long term we believe they will provide attractive return potential relative to more established markets. We will therefore be waiting for the appropriate moment to extend duration in the portfolio. While our cautious approach during this period negatively impacted the short-term performance of the Fund, we are confident that our investment strategy will enhance Fund performance over the long term.

In Conclusion
We thank you for your investment in Worldwide DollarVest Fund, Inc., and we look forward to updating our outlook and strategy with you in our upcoming report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Paolo Valle)
Paolo Valle
Vice President and
Portfolio Manager


July 18, 1997

As of December 31, 1996, N. John Hewitt retired as Senior Vice
President of the Fund. His colleagues at Merrill Lynch Asset
Management, L.P. join the Fund's Board of Directors in wishing Mr. Hewitt well in his retirement.



Officers and
Directors

Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Vincent T. Lathbury III, Vice President
Paolo H. Valle, Vice President
Gerald M. Richard, Treasurer

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol
WDV



SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                                                                                   Interest    Maturity       Value   Percent of
COUNTRY          Industry              Face Amount             Eurobonds             Rate        Date       (Note 1a) Net Assets
Argentina        Industrial          US$ 3,000,000   Acindar Industria Argentina
                                                     de Aceros S.A.                  11.75 %  11/12/1998  $  3,116,250    3.1%

                                                     Total Eurobonds in Argentina
                                                     (Cost--$3,116,250)                                      3,116,250    3.1

Brazil           Communications            500,000   Comtel Brasileira Ltd.++++++    10.75     9/26/2004       531,250    0.5

                                                     Total Eurobonds in Brazil
                                                     (Cost--$535,000)                                          531,250    0.5

Mexico           Broadcast &             5,000,000   Grupo Televisa, S.A. de C.V.    11.375    5/15/2003     5,462,500    5.3
                 Publishing

                 Industrial              5,000,000   Grupo Industrial Durango,
                                                     S.A.                            12.625    8/01/2003     5,587,500    5.5

                 Tourism                 1,000,000   Grupo Situr, S.A. de C.V.,
                                                     guaranteed by Grupo Sidek,
                                                     S.A.++                           8.75     9/14/1998       220,000    0.2

                                                     Total Eurobonds in Mexico
                                                     (Cost--$12,062,500)                                    11,270,000   11.0

Philippines      Telecommunications      2,000,000   Philippine Long Distance
                                                     Telephone Co.                    8.35     3/06/2017     1,867,340    1.8

                                                     Total Eurobonds in the
                                                     Philippines (Cost--$1,992,480)                          1,867,340    1.8

                                                     Total Investments in Eurobonds
                                                     (Cost--$17,706,230)                                    16,784,840   16.4


                                                               Brady Bonds*

Argentina        Sovereign Government    1,000,000   Republic of Argentina, Global   11.00    10/09/2006     1,090,000    1.1
                 Obligations

                                                     Total Brady Bonds in
                                                     Argentina (Cost--$1,016,250)                            1,090,000    1.1

Brazil           Sovereign Government    3,586,080   Republic of Brazil, C Bond
                 Obligations                         (Bearer)                         8.00     4/15/2014     2,837,486    2.8


                                                     Total Brady Bonds in Brazil
                                                     (Cost--$2,821,530)                                      2,837,486    2.8

Costa Rica       Sovereign Government    1,000,000   Banco Central Costa Rica,
                 Obligations                         Principal 'B'                    6.25     5/21/2015       795,000    0.8

                                                     Total Brady Bonds in Costa Rica
                                                     (Cost--$661,250)                                          795,000    0.8

Ecuador          Sovereign Government    3,444,192   Republic of Ecuador, PDI
                 Obligations                         (Registered)                     6.4375   2/27/2015     2,212,893    2.2

                                                     Total Brady Bonds in Ecuador
                                                     (Cost--$2,164,518)                                      2,212,893    2.2

Panama           Sovereign Government    1,000,000   Republic of Panama, IRB          3.50     7/17/2014       751,250    0.7
                 Obligations             5,802,451   Republic of Panama, PDI          6.5625   7/17/2016     5,048,132    4.9

                                                     Total Brady Bonds in Panama
                                                     (Cost--$4,537,158)                                      5,799,382    5.6

Philippines      Sovereign Government    4,000,000   Republic of the Philippines
                 Obligations                         (Registered)++++                 8.75    10/07/2016     4,020,000    3.9

                                                     Total Brady Bonds in the
                                                     Philippines (Cost--$4,053,500)                          4,020,000    3.9

Poland           Sovereign Government    7,500,000   Republic of Poland, Discount     6.937   10/27/2024     7,335,975    7.1
                 Obligations

                                                     Total Brady Bonds in Poland
                                                     (Cost--$7,298,437)                                      7,335,975    7.1

Venezuela        Sovereign Government   16,190,460   Republic of Venezuela,
                 Obligations                         Floating Rate Bond 'B'           6.75     3/31/2007    14,794,033   14.4

                                                     Total Brady Bonds in Venezuela
                                                     (Cost--$14,389,271)                                    14,794,033   14.4

                                                     Total Investments in Brady
                                                     Bonds (Cost--$36,941,914)                              38,884,769   37.9


                                                        Short-Term Investments

United States    Commercial Paper**      5,762,000   General Electric Capital Corp.   5.60     6/02/1997     5,762,000    5.6
                                         6,162,000   General Motors Acceptance
                                                     Corp.                            5.62     6/02/1997     6,162,000    6.0
                                                                                                          ------------  ------
                                                                                                            11,924,000   11.6
                 US Government          14,000,000   Federal Home Loan Banks          5.45     6/02/1997    14,000,000   13.7
                 & Agency               20,000,000   Federal Home Loan Mortgage
                 Obligations**                       Corp.                            5.55     6/02/1997    20,000,000   19.5
                                                                                                          ------------  ------
                                                                                                            34,000,000   33.2

                                                     Total Short-Term Investments
                                                     (Cost--$45,924,000)                                    45,924,000   44.8

                 Total Investments (Cost--$100,572,144)                                                    101,593,609   99.1

                 Other Assets Less Liabilities                                                                 924,783    0.9
                                                                                                          ------------  ------
                 Net Assets                                                                               $102,518,392  100.0%
                                                                                                          ============  ======

                *Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
               **Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
               ++Non-income producing security.
             ++++The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933. ++++++Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $531,000, representing 0.5% of net assets.


                                            Acquisition                Value
                 Issue                         Date         Cost     (Note 1a)

                 Comtel Brasileira Ltd.,
                 10.75% due 9/26/2004        2/28/1997    $535,000    $531,250

                 Total                                    $535,000    $531,250
                                                          ========    ========

                 See Notes to Financial Statements.



STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of May 31, 1997
Assets:             Investments, at value (identified cost--$100,572,144) (Note 1a)                         $101,593,609
                    Cash                                                                                             927
                    Receivables:
                      Securities sold                                                      $ 21,125,000
                      Interest                                                                1,015,633       22,140,633
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                      10,693
                    Prepaid expenses and other assets                                                              2,398
                                                                                                            ------------
                    Total assets                                                                             123,748,260
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   21,000,000
                      Dividends to shareholders (Note 1f)                                       139,464
                      Investment adviser (Note 2)                                                53,373       21,192,837
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        37,031
                                                                                                            ------------
                    Total liabilities                                                                         21,229,868
                                                                                                            ------------

Net Assets:         Net assets                                                                              $102,518,392
                                                                                                            ============

Capital:            Common Stock, $.10 par value, 200,000,000 shares authorized                             $    639,296
                    Paid-in capital in excess of par                                                          89,557,341
                    Undistributed investment income--net                                                       2,852,269
                    Undistributed realized capital gains on investments--net                                   8,448,021
                    Unrealized appreciation on investments--net                                                1,021,465
                                                                                                            ------------
                    Total--Equivalent to $16.04 per share based on 6,392,962 shares
                    of capital stock issued and outstanding (market price--$13.875)                         $102,518,392
                                                                                                            ============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended May 31, 1997
Investment Income   Interest and amortization of premium and discount earned                                $  6,107,330
(Note 1d):

Expenses:           Interest on reverse repurchase agreements                              $    590,695
                    Investment advisory fees (Note 2)                                           388,736
                    Interest on short sales                                                      44,564
                    Professional fees                                                            28,732
                    Printing and shareholder reports                                             22,051
                    Accounting services (Note 2)                                                 21,365
                    Custodian fees                                                               17,843
                    Transfer agent fees                                                          15,369
                    Directors' fees and expenses                                                 14,263
                    Listing fees                                                                  7,844
                    Amortization of organization expenses (Note 1e)                               2,392
                    Pricing services                                                                491
                    Other                                                                         3,491
                                                                                           ------------
                    Total expenses                                                                             1,157,836
                                                                                                            ------------
                    Investment income--net                                                                     4,949,494
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          8,706,780
Unrealized Gain     Change in unrealized appreciation on investments--net                                     (8,084,026)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  5,572,248
(Notes 1b, 1d & 3):                                                                                         ============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                           Months Ended      Year Ended
                                                                                              May 31,        November 30,
                    Increase (Decrease) in Net Assets:                                         1997             1996
Operations:         Investment income--net                                                 $  4,949,494     $ 10,267,525
                    Realized gain on investments--net                                         8,706,780       25,906,932
                    Change in unrealized appreciation on investments--net                    (8,084,026)      10,217,825
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      5,572,248       46,392,282
                                                                                           ------------     ------------

Dividends &         Investment income--net                                                   (4,344,489)      (9,397,828)
Distributions to    Realized gain on investments--net                                       (13,842,809)              --
Shareholders                                                                               ------------     ------------
(Note 1f):          Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (18,187,298)      (9,397,828)
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                 (12,615,050)      36,994,454
                    Beginning of period                                                     115,133,442       78,138,988
                                                                                           ------------     ------------
                    End of period*                                                         $102,518,392     $115,133,442
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $  2,852,269     $  2,247,264
                                                                                           ============     ============

                    See Notes to Financial Statements.


STATEMENT OF CASH FLOWS
                    For the Six Months Ended May 31, 1997
Cash Provided       Net increase in net assets resulting from operations                                   $   5,572,248
by Operating        Adjustments to reconcile net increase (decrease) in net assets resulting
Activities:         from operations to net cash provided by operating activities:
                      Decrease in receivables                                                                  1,166,190
                      Decrease in other assets                                                                       200
                      Decrease in other liabilities                                                             (599,244)
                      Realized and unrealized gain on investments--net                                          (622,754)
                      Amortization of premium and discount                                                    (1,374,953)
                    Net cash provided by operating activities                                                  4,141,687
                                                                                                           -------------

Cash Provided       Proceeds from sales of long-term investments                                             274,856,902
by Investing        Purchases of long-term investments                                                      (181,019,827)
Activities:         Purchases of short-term investments                                                   (1,342,752,740)
                    Proceeds from sales and maturities of short-term investments                           1,316,720,410
                                                                                                           -------------
                    Net cash provided by investing activities                                                 67,804,745
                                                                                                           -------------

Cash Used for       Cash receipts from borrowings                                                            145,262,035
Financing           Cash payments on borrowings                                                             (198,968,248)
Activities:         Dividends paid to shareholders                                                           (18,239,292)
                    Net cash used for financing activities                                                   (71,945,505)
                                                                                                           -------------

Cash:               Net increase in cash                                                                             927
                    Cash at beginning of period                                                                       --
                                                                                                           -------------
                    Cash at end of period                                                                  $         927
                                                                                                           =============

Cash Flow           Cash paid for interest                                                                 $     806,412
Information:                                                                                               =============

                    See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                        For the                                 For the
                    The following per share data and ratios have          Six                                    Period
                    been derived from information provided in the        Months             For the            February 4,
                    financial statements.                                Ended             Year Ended           1994++ to
                                                                         May 31,           November 30,        November 30,
                    Increase (Decrease) in Net Asset Value:               1997         1996         1995          1994
Per Share           Net asset value, beginning of period              $    18.01   $    12.22   $    11.90    $    14.18
Operating                                                             ----------   ----------   ----------    ----------
Performance:        Investment income--net                                   .78         1.61         1.33           .97
                    Realized and unrealized gain (loss) on
                    investments--net                                         .10         5.65          .24         (2.39)
                                                                      ----------   ----------   ----------    ----------
                    Total from investment operations                         .88         7.26         1.57         (1.42)
                                                                      ----------   ----------   ----------    ----------
                    Less dividends and distributions:
                      Investment income--net                                (.68)       (1.47)       (1.25)         (.86)
                      Realized gain on investments--net                    (2.17)          --           --            --
                                                                      ----------   ----------   ----------    ----------
                    Total dividends and distributions                      (2.85)       (1.47)       (1.25)         (.86)
                                                                      ----------   ----------   ----------    ----------
                    Net asset value, end of period                    $    16.04   $    18.01   $    12.22    $    11.90
                                                                      ==========   ==========   ==========    ==========
                    Market price per share, end of period             $   13.875   $    14.75   $    11.25    $    11.00
                                                                      ==========   ==========   ==========    ==========

Total Investment    Based on market price per share                       12.77%+++    45.94%       14.88%       (21.13%)+++
Return:**                                                             ==========   ==========   ==========    ==========
                    Based on net asset value per share                     6.77%+++    64.05%       15.35%        (9.71%)+++
                                                                      ==========   ==========   ==========    ==========

Ratios to           Expenses, net of reimbursement and excluding
Average             interest expense                                        .88%*        .80%         .97%          .18%*
Net Assets:                                                           ==========   ==========   ==========    ==========
                    Expenses, net of reimbursement                         1.79%*       2.10%        1.83%          .59%*
                                                                      ==========   ==========   ==========    ==========
                    Expenses                                               1.79%*       2.10%        1.83%         1.26%*
                                                                      ==========   ==========   ==========    ==========
                    Investment income--net                                 7.64%*       8.54%       10.48%         8.84%*
                                                                      ==========   ==========   ==========    ==========

Supplemental        Net assets, end of period (in thousands)          $  102,518   $  115,133   $   78,139    $   76,052
Data:                                                                 ==========   ==========   ==========    ==========
                    Portfolio turnover                                   147.95%      342.06%      183.01%        68.31%
                                                                      ==========   ==========   ==========    ==========

Leverage:           Amount of borrowings (in thousands)               $       --   $   53,706   $   25,456    $    8,761
                                                                      ==========   ==========   ==========    ==========
                    Average amount of borrowings outstanding
                    during the period (in thousands)                  $   22,507   $   26,812   $   10,829    $    9,853
                                                                      ==========   ==========   ==========    ==========
                    Average amount of borrowings per share during
                    the period                                        $     3.52   $     4.19   $     1.69    $     1.54
                                                                      ==========   ==========   ==========    ==========

                  ++Commencement of Operations.
                 +++Aggregate total investment return.
                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Worldwide DollarVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its common stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol WDV.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets, plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 1997 were $172,890,978 and $251,291,091, respectively.

Net realized and unrealized gains (losses) as of May 31, 1997 were as follows:


                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments            $  9,106,896   $  1,021,465
Short-term investments                  6,141             --
Short sales                          (484,945)            --
Financial futures contracts            78,688             --
                                 ------------   ------------
Total                            $  8,706,780   $  1,021,465
                                 ============   ============

As of May 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $1,021,465, of which $1,976,355 related to appreciated securities and $954,890 related to depreciated securities. At May 31, 1997, the aggregate cost of investments for Federal income tax purposes was $100,572,144.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share. For the six months ended May 31, 1997, shares issued and outstanding remained constant at 6,392,962. At May 31, 1997, total paid-in capital amounted to $90,196,637.

5. Reverse Repurchase Agreements:
Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. As of May 31, 1997, the Fund had no open reverse repurchase agreements. For the six months ended May 31, 1997, the maximum amount entered into was $53,706,214, the average outstanding was approximately $22,507,000 and the daily weighted average interest rate was 5.26%.

6. Subsequent Event:
On June 9, 1997, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.076222 payable on June 30, 1997 to shareholders of record as of June 19, 1997.
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